UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    February 24, 2006

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                    000-51074                  76-3078125
----------------------------        ------------             ------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

              1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 233-8333

                           SILVER RIVER VENTURES, INC.
           19 East 200 South, Suite #1080, Salt Lake City, Utah 84111
             (Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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                                   FORM 8-K/A

Explanatory Note

     On February 24, 2006, we completed the acquisition of BioForce Nanosciences, Inc., a private Delaware corporation, whereby we merged our wholly-owned subsidiary, Silver River Acquisitions, Inc., with and into BioForce with BioForce being the surviving entity as our wholly owned subsidiary. In connection with the acquisition, we changed our corporate name to BioForce Nanosciences Holdings, Inc.


     On March 2, 2006,  we filed a current  report on Form 8-K  reporting  under
Item 2.01 the finalization of the acquisition of BioForce. Also included in the Form 8-K were the audited financial statements for BioForce Nanosciences, Inc. for the years ended December 31, 2004, 2003 and 2002 prepared by McGowen Hurst Clark & Smith, P.C., certified public accountants, and unaudited statements for the interim period ended October 31, 2005. Because the firm of McGowen Hurst Clark & Smith was not registered with the PCAOB, the financial statements of BioForce Nanosciences, Inc. for the years ended December 31, 2005 and 2004 have been reaudited by Chisholm, Bierwolf & Nilson, LLC, certified public accountants, and said financial statements are included herewith as Exhibit
99.3. On April 28, 2006, Chisholm, Bierwolf & Nilson replaced Moore & Associates as the certifying accountants for BioForce Nanosciences Holdings, Inc. Following the reaudit, we have restated our financial statements as of December 31, 2005 and March 31, 2006 and for the three-month periods ended March 31, 2005 and 2006. We are filing an amendment to our Form 10-QSB for the period ended March 31, 2006 to reflect this restatement and are including in this Form 8-K/A the restated financial statements of our subsidiary, BioForce Nanosciences, Inc., for the years ended December 31, 2005 and 2004.


Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

     (a) Financial Statements of BioForce Nanosciences, Inc. (Restated)

               See Exhibits and 99.3

     (b) Pro Forma Financial Information

               See Exhibit 99.2

     (c) Exhibits

Exhibit Number                                   Description

          2.1(1) Agreement and Plan of Merger with BioForce Nanosciences, Inc. and Silver River Acquisitions, Inc. and Addendums

         21.1(1)    Subsidiaries

         99.1(1) Audited financial statements for BioForce Nanosciences, Inc. for the years ended December 31, 2004, 2003 and 2002, and unaudited statements for the interim period ended October 31, 2005

         99.2(1) Unaudited pro forma combined financial statements of Silver River Ventures, Inc. (now know as BioForce Nanosciences Holdings, Inc.) and BioForce Nanosciences, Inc.

         99.3 Audited financial statements for BioForce Nanosciences, Inc. for the years ended December 31, 2005 and 2004 prepared by Chisholm, Bierwolf & Nilson (Restated)
------------------
         (1)        Included as exhibit to Form 8-K filed March 2, 2006.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BioForce Nanosciences Holdings, Inc.



Date:  November 13, 2006              By:     S/ ERIC HENDERSON
                                        ----------------------------------------
                                             Eric Henderson, Ph.D.
                                             Chief Executive Officer




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